UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

     Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

     Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TRITON PACIFIC INVESTMENT CORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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10877 Wilshire Blvd., 12th Floor
Los Angeles, California 90024

April 30, 2014

Dear Fellow Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Triton Pacific Investment Corporation, Inc. (the “Company”) to be held on Thursday, May 22, 2014 at 11:00 a.m., Pacific Time, at the offices of the Company located at 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024.

          The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect the directors of the Company as well as consider other matters described in the proxy statement. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

          It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Craig Faggen
Chairman
and Chief Executive Officer

TRITON PACIFIC INVESTMENT CORPORATION INC.

10877 Wilshire Blvd., 12th Floor
Los Angeles, California 90024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 22, 2014

To the Stockholders of Triton Pacific Investment Corporation:

          NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Triton Pacific Investment Corporation, a Maryland corporation (the “Company”), will be held at the offices of the Company located at 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024, on Thursday, May 22, 2014 at 11:00 a.m., Pacific Time (the “Annual Meeting”), for the following purposes:

1.	To elect five members of the board of directors of the Company to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

          The board of directors has fixed the close of business on April 22, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

          The Company has enclosed a copy of the proxy statement and the proxy card and has previously provided a copy of the Company’s annual report to stockholders for the year ended December 31, 2013 (the “Annual Report”). If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (310) 943-4990.

By Order of the Board of Directors,

Michael L. Carroll
Chief Financial Officer and Secretary

April 30, 2014

          Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

TRITON PACIFIC INVESTMENT CORPORATION INC.

10877 Wilshire Blvd., 12th Floor
Los Angeles, California 90024

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 22, 2014

PROXY STATEMENT

GENERAL

          This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Triton Pacific Investment Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., Pacific Time, on Thursday, May 22, 2014, at the offices of the Company located at 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024, and any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are first being mailed to stockholders of record described below on or about April 30, 2014.

          All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares covered by the proxy card will be voted FOR the proposal to elect each of the director nominees and FOR ratification of the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting or by attending the Annual Meeting and voting his or her Shares in person.

          Stockholders of record (i.e., stockholders who hold Shares directly in their own names) who attend the Meeting may vote in person whether or not he or she has previously voted his or her shares. Stockholders who hold their shares in an account with a broker, bank or other institution or nominee (“Broker Shares”), may vote such shares at the Meeting only after obtaining proper written authority from their institution or nominee and present it at the Meeting.

Quorum

          The presence in person or by proxy of the holders of stock of the Company entitled to cast one third of the votes entitled to be cast at the meeting (without regard to class)shall constitute a quorum at the Annual Meeting. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Record Date

          The Board has fixed the close of business on April 22, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 104,163.88 shares of our common stock outstanding which were held by 35 record holders.

Required Vote

          Election of Director Nominees. Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.  Any shares not voted (whether by abstention, broker non-vote or otherwise) or voted against a nominee will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Under the rules of the New York Stock Exchange, brokers do not have discretionary authority to vote for the election of directors. As a result, absent specific voting instructions from the beneficial owner of the Shares, brokers will not be permitted to vote Shares for the election of directors.

          Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of FGMK, LLC to serve as the Company’s independent registered public accounting firm for the 2014 fiscal year. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the Shares, brokers will be permitted to vote Shares for this proposal.

Voting

          You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. Stockholders of the Company are entitled to one vote for each Share held as of the Record Date.

          When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:00 a.m., Pacific Time, on May 22, 2014.

          The Company has enclosed a copy of this proxy statement and proxy card and has previously provided you with the Company’s annual report to stockholders for the year ended December 31, 2013 (the “Annual Report”). If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (310) 943-4990.

Other Information Regarding This Solicitation

          The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

          In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Triton Pacific Adviser, LLC (the “Adviser”), the Company’s investment adviser. The Adviser is located at 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser for such services.

Security Ownership of Management and Certain Beneficial Owners

          The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of April 22, 2014.

	Shares Beneficially Owned as of April 22, 2014
Name and Address of Beneficial Owner	Number of Shares(1)		Percentage(2)
5% Shareholders:
O’Bryan Community Property Trust(3)	10,000		9.6%
Feinswong Family Trust(4)	8888.89		8.5%
Shyam Bajaj(5)	8333.33		8.0%
Rael and Adell Iscowitz(6)	6666.67		6.4%

Interested Directors: (7)
Craig Faggen	14,315	(8)	13.7%
Ivan Faggen	—		—

Independent Directors: (7)	—		—
Ronald W. Ruther	—		—
Marshall Goldberg	—		—
William Pruitt

Executive Officers(7)
Michael L. Carroll	—		—

All executive officers and directors as a group (6 persons)	14,315		13.7%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 104,163.88 shares of the Company’s common stock issued and outstanding on the Record Date.

(3)	Address is 10 Beacon Bay, Newport Beach, CA 92660.

(4)	Address is PMB H173, 7660 Fay Avenue, La Jolla, CA 92037.

(5)	Address is 8 Clearwater, Newport Coast, CA 92657.

(6)	Address is 1812 Beryl Lane, Newport Beach, CA 92660.

(7)	Address is c/o Triton Pacific Capital Partners, LLC, 10877 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90024.

(8)

The Company issued 7,500 shares of its common stock to Triton Pacific Adviser in exchange for gross proceeds of $101,250. On July 26, 2013, the Company issued an additional 7,315 shares of its common stock to Triton Pacific Adviser by converting $98,750 of its liability for funds advanced by the Adviser for Deferred Offering Costs

          Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the Investment 1940 Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors

Craig Faggen	Over $100,000 (3)

Ivan Faggen	None

Independent Directors

Ronald W. Ruther	None

Marshall Goldberg	None

William Pruitt	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)	The dollar range of equity securities beneficially owned in the Company as of the Record Date. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	The value of equity securities beneficially owned in the Company as of December 31, 2013.

PROPOSAL 1: ELECTION OF DIRECTORS

          At the Annual Meeting, stockholders are being asked to consider the election of the current directors of the Company. Pursuant to the Company’s charter documents, the number of directors on the Board may not be fewer than three (except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor) or greater than eleven. Directors of the Company are elected annually for a term of one year, and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board is currently comprised of five directors.

          Each director named below has been nominated for election by the Board, has agreed to serve as a director if elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

          A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board and Director Nominees

          Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities and financing arrangements, quarterly valuations of our assets and corporate governance activities. The board of directors will have an audit committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a director should be removed.

          A vacancy created by an increase in the number of directors or by the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers.

          Our board of directors consists of five members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. The Chairman of the Board is Craig Faggen, who is an interested director. As is described below under the heading “Audit Committee”, our board has an audit committee, consisting of our three independent directors, who will be responsible for assuring the proper valuation of our assets and the net asset value of our shares. Our leadership structure is designed to provide that we are led by a team with the necessary management experience to guide us, while assuring an independent check on management decisions and our financial well-being.

Directors and Executive Officers

          Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Triton Pacific Investment Corporation, Inc., 10877 Wilshire Blvd, 12th Floor, Los Angeles, CA 90024.

Name (Age)	Position Held	Director Since	Expiration of Current Term	Principal Occupation Past 5 Years

Interested Directors
Craig J. Faggen (44)	Chairman and CEO	2012	2014	Private Equity Professional
Ivan Faggen (74)	Director	2012	2014	Private Equity Professional

Independent Directors
Ronald W. Ruther (77)	Director, Audit Comm.	2012	2014	Business Adviser
Marshall Goldberg (73)	Director, Audit Comm.	2012	2014	Directorships
William Pruitt (73)	Director, Audit Comm.	2012	2014	Directorships

Executive Officers
Michael L. Carroll (38)	Chief Financial Officer and Secretary	—	—	Financial Executive

Biographical Information

Interested Directors:

Craig Faggen: Mr. Faggen is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chairman and Chief Executive Officer of the Company and as the Chief Executive Officer and a member of the investment committee of the Adviser. Mr. Faggen has over 15 years of experience developing and implementing strategic initiatives and structuring numerous complex capital markets transactions. Mr. Faggen is a co-founder of Triton Pacific, which includes Triton Pacific Capital Partners, and has served as a Managing Partner since 1996. As Managing Partner of Triton Pacific, Mr. Faggen has been actively involved in building its private equity division and has overall firm oversight responsibilities. Prior to co-founding Triton Pacific, Mr. Faggen worked in Arthur Andersen’s Capital Markets Group, where he acted as a financial advisor to a number of public and private companies on various transactions including IPOs, securitized debt transactions, equity private placements, dispositions and M&A related opportunities. Through his depth of experience in managerial positions in investment management and financial services, as well as his intimate knowledge of the business and operations of the Adviser and the private investment funds managed by Triton, Mr. Faggen brings to the Board extensive knowledge of private equity and investment banking. Mr. Faggen has a B.A. in Economics from UCLA and a Masters Degree from MIT. Craig Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any public companies. Mr. Faggen is the son of one of the directors, Ivan Faggen.

Ivan Faggen: Mr. Faggen is an “interested person” of the Company as defined in the 1940 Act due to his position as a partner and member of the investment committee of the Adviser. Mr. Faggen has over 45 years of experience providing strategic advice and executing capital market transactions. Since 1996, he has served as the co-founder and a Managing Partner of Triton Pacific and Triton Pacific Capital Partners. Mr. Faggen spent over 33 years at Arthur Andersen working with small and mid-size companies on a variety of strategic, operational, and financial issues. Prior to his departure, he was one of seven Worldwide Directors of Arthur Andersen’s Industry Group. In that position, he not only built an advisory practice with $300 million of annual revenues, but was also instrumental in facilitating hundreds of domestic and international transactions. Mr. Faggen’s position as a partner and director of the Adviser and member of its Investment Committee provides the Board with the valuable insight of an experienced financial manager with direct knowledge of the operations of the Company and its Adviser. He received a B.S. in Business Administration from Wayne State University and is a retired CPA. In addition, he served as Chairman of the Counselors of Real Estate, Chairman of the Counselors of Real Estate Foundation and was a member of the advisory board of the Carlyle Group. Ivan Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any public companies. Mr. Faggen is the father of Craig Faggen, the Company’s Chairman and Chief Executive Officer.

Independent Directors:

Ronald W. Ruther: Mr. Ruther has served as an independent business advisor to small businesses, their owners and a coach to their CEOs in over 15 different industries. During this period, he has served on many Boards of Directors for privately owned companies with annual sales ranging from $10 million to over $150 million. As a Director, Mr. Ruther has served as Chairman of Governance, Audit and Compensation Committees. Prior to this, Mr. Ruther was with Arthur Andersen & Co. for 32 years and took early retirement in 1992. As a tax partner for over 20 years and Head of the Tax Practice in Orange County, California, Mr. Ruther specialized in business consulting, mergers and acquisitions, executive compensation, employee benefits and family wealth planning. His clients ranged from start-ups to large public corporations. Mr. Ruther has extensive experience in tax, accounting and regulatory issues. In addition, his tenure in the financial services industry provides industry-specific knowledge and expertise to the board of directors. Mr. Ruther has a B.S. in Business from Northwestern University and a J.D. from Northwestern Law School. He is a retired CPA and member of the Illinois Bar.

Marshall Goldberg: Mr. Goldberg served in various capacities in a thirty year career with Prudential Financial Services, Inc. As Corporate Vice President for Agent Training and Manpower Development, he was responsible for agency training for the company’s 35,000 person field force. Mr. Goldberg participated as a lead principal in the development and introduction of its Universal Life insurance product which soon became the dominant variable life contract in the insurance industry. As a Regional Marketing Vice President, he headed several sales organizations staffed by thousands of agents and field staff. As Senior Vice President of the Prudential Home Mortgage Company, he led a national sales and production organization and served on the risk management and enterprise management committees. Mr. Goldberg has extensive experience in finance, accounting and risk management and provides valuable insight to the board of directors on regulatory, finance, accounting and risk management issues. In addition, his tenure in the financial services industry provides industry-specific knowledge and expertise to the board of directors. Mr. Goldberg has a BSBA degree in Economics from the University of Florida and acquired several financial services designations. He is currently the chair of a charitable initiative, serves on an endowment committee and sits on the boards of several community and charitable organizations.

William Pruitt: Mr. Pruitt has served as the general manager of Pruitt Enterprises, LP and president of Pruitt Ventures, Inc. Previously, Mr. Pruitt served as the managing partner for the Florida, Caribbean and Venezuela operations of the independent auditing firm of Arthur Andersen, LLP. Mr. Pruitt has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. Mr. Pruitt has been an independent board member of multiple boards, including Swisher Hygiene, Inc., NV5, Inc., MAKO Surgical Corp., and PBSJ Corporation. Mr. Pruitt holds a Bachelor of Business Administration from the University of Miami and is a Certified Public Accountant.

Executive Officers (who are not directors):

Michael Carroll, Chief Financial Officer and Secretary: Mr. Carroll has served as the Controller and Chief Financial Officer of Triton Pacific Capital Partners since 2006. Mr. Carroll has extensive experience in the area of financial accounting and has spent several years at Triton Pacific managing fund finances and investor relations. Prior to joining Triton Pacific, Mr. Carroll managed the business functions and accounts of various political organizations and worked on Capitol Hill. Prior experiences include serving as Deputy Treasurer of Virginians for Jerry Kilgore, a Richmond-based candidate committee, where Mr. Carroll managed the committees’ campaign contributions, totaling over $22 million. Mr. Carroll received a BS from Virginia Commonwealth University.

Risk Oversight and Board Structure

Board Leadership Structure

          The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Company’s investment advisers, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of the Company’s day-to-day affairs.

          Under the Company’s Amended and Restated Bylaws, the Board may designate one of the Company’s directors as chair to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Craig Faggen holds the dual positions of chairman of the Board and Chief Executive Officer of the Company and is an “interested person” by virtue of his employment with the Adviser. The Company believes that it is in the best interests of the Company’s stockholders for Mr. Faggen to serve as Chief Executive Officer and Chairman of the Board because of his significant experience in matters of relevance to the Company’s business. The Board has determined that the composition of the Audit Committee (consisting solely of Independent Directors) is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as CEO and an interested person of the Company. The Company believes that the Board’s flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

          Each year, the Independent Directors will designate an Independent Director to serve as the lead Independent Director on the Board. The designation of a lead Independent Director is for a one-year term and a lead Independent Director may be eligible for re-election at the end of that term. If the lead Independent Director is unavailable for a meeting, his or her immediate predecessor will serve as lead Independent Director for such meeting. The lead Independent Director will preside over meetings of the Company’s Independent Board. The lead Independent Director will also serve as a liaison between the Company’s Independent Board and the Company’s management on a wide variety of matters, including agenda items for the Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from those of the Company’s other directors. Mr. Ruther currently serves as the Independent Board’s lead Independent Director.

          All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Board and are closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its stockholders. The Independent Directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Company’s chief compliance officer, as part of at least one Board meeting each year. The Independent Director committee may hold additional meetings at the request of the lead Independent Director or another Independent Director.

          The Board believes that its leadership structure—a chair of the Board with the requisite experience, a lead independent director, and committees led by independent directors—is the optimal structure for the Company at this time because it allows the Company’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full Board in a manner that enhances effective oversight. The Board is of the opinion that having a majority of independent directors is appropriate and in the best interest of the Company’s stockholders, but also believes that having two interested persons serve as directors brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board will review its leadership structure periodically as part of its annual self-assessment process and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Company.

Board Role in Risk Oversight

          The Board oversees the Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s and the Advisers’ activities, including reports regarding the Company’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Company’s chief compliance officer, who reports on the Company’s compliance with the federal and state securities laws and the Company’s internal compliance policies and procedures as well as those of the Advisors, the managing dealer for the Offering (the “Managing Dealer”), the Company’s administrator and the Company’s transfer agent. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Company’s operations, including reports on certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior members of the Company’s management.

          The Board believes that this role in risk oversight is appropriate for the Company at this time. The Company believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Adviser and the Company’s other service providers.

Meetings of the Board of Directors

          During the fiscal year of 2013, our board of directors held four board meetings and four Audit Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Committees of the Board of Directors

Audit Committee.

          Our audit committee is composed wholly of our independent directors. Our audit committee does not have a written charter. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available and for determining the net asset value of our shares. The board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Messrs. Pruitt, Goldberg and Ruther are the members of our audit committee, and Mr. Ruther is the chairman. Our board of directors has determined that Mr. Ruther is an “audit committee financial expert” as defined under relevant SEC rules.

Nominating and Corporate Governance Committee.

          Because the Company is still in its early development stage, the board of directors has not yet designated a separate Nominating and Corporate Governance committee. Instead, the entire board of directors performs the functions of the Nominating and Corporate Governance committee. The Nominating and Corporate Governance committee does not have a written charter. The board (acting as the Nominating and Corporate Governance Committee) is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending a set of corporate governance principles and overseeing the evaluation of our management.

          The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of the Company;

•	are able to work with the other members of the board of directors and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that with the other members of the board of directors represent a range of backgrounds and experience.

          The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of the Company and its stockholders.

Stockholder Recommendation of Director Candidates to the Nominating and Corporate Governance Committee

          The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to our secretary at the address set forth on the cover page of this Proxy Statement. Recommendations for individuals to be considered for nomination at the 2015 Annual Meeting must be received by December 31, 2014. Recommendations received after December 31, 2014 will not be considered for nomination at the 2015 Annual Meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Compensation Committee

          Because none of our executive officers are compensated by the Company, the board does not maintain a separate Compensation Committee. Instead, the entire board performs the functions of the Compensation Committee. The Compensation Committee does not have a written charter.

Compensation Committee Interlocks and Insider Participation

          During the last fiscal year, the entire Board performed the functions of the Compensation Committee. None of our executive officers has ever served as a director of another entity any of whose executive officers served on our Compensation Committee.

Compensation of Directors

          Directors receive an annual cash retainer of $20,000, plus $1,000 for every meeting they attend and reimbursement of any reasonable out of pocket expenses incurred in such connection. In addition, the Chairman of the Audit Committee receives an annual cash retainer of $10,000 and members of the Audit Committee receive an annual fee of $2,500 for their additional services, as well as $500 per Audit Committee meeting and reimbursement of any reasonable out of pocket expenses incurred. We will not, however, pay any compensation to directors who also serve as executive officers for us or our Adviser. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

          The table below sets forth the cash compensation received by each director from the Company for the fiscal year ended December 31, 2013:

Name of Director	Fees Earned or Paid in Cash	Total Compensation from the Company(1)
Craig J. Faggen	$—	$—
Ivan Faggen	—	—
Ronald W. Ruther	—	36,500
Marshall Goldberg	—	29,000
William Pruitt	—	29,000

(1)	These fees have been accrued through December 31, 2013 and the Board has indicated a potential willingness to continue accruing these fees during the development stage of the Company.

Executive Compensation

          None of our executive officers will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business will be provided to us by the officers and the employees of our Adviser and Administrator pursuant to the terms of the investment adviser agreement and the administration agreement, respectively.

Code of Business Conduct and Ethics

          The Company has adopted a code of business conduct and ethics pursuant to Rule 17j-1 under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company’s code of business conduct and ethics will be supplied free of charge to any requestor by calling the Company at (310) 943-4990. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct and ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Communications Between Stockholders and the Board

          The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: c/o Triton Pacific Investment Corporation, Inc., 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Certain Relationships and Related Transactions

          The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event, all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Directors.

          The Company will compensate the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Independent Directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires June 2014 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser through December 31, 2013 were waived by the Adviser.

          The Company and its Adviser entered into an Expense Support and Conditional Reimbursement Agreement under which the Adviser will pay up to 100% of the Company’s operating expenses in order for the Company to achieve a reasonable level of expenses relative to its investment income, as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under generally accepted accounting principles for investment management companies. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of the Company’s operating expenses in order for the Company to achieve the Operating Expense Objective. After the Company has received at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in order for the Company to continue to meet the Operating Expense Objective. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser. Under the Expense Reimbursement Agreement, once the Company has received at least $25 million in net proceeds from its offering, the Company is required to reimburse the Adviser for any expense support payments it received from the Adviser once the Company has achieved the Operating Expense Objective, as determined by the Company and the Adviser. Any unreimbursed expense support payments may be reimbursed by the Company within a period not to exceed three years from the date each respective expense support payment is made.

          The Company will compensate TFA Associates, LLC (an affiliate of the Company) for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. Such agreement expires June 2014 and may continue automatically for successive annual periods, as approved by the Company.

          The dealer manager for the Company’s public offering is Triton Pacific Securities, LLC, which is one of the Company’s affiliates. During the year ended December 31, 2013, Triton Pacific Securities, LLC accrued a total of $102,157 for selling commissions and dealer manager fees in connection with the sale of shares. These commissions and fees will be paid to Triton Pacific Securities once the Company achieves its minimum offering and proceeds are released from escrow.

Section 16(a) Beneficial Ownership Reporting Compliance

          Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to such persons were timely filed.

Required Vote

          Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

          THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

          FGMK, LLC, has been appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Company knows of no direct financial or material indirect financial interest of FGMK in the Company. It is expected that a representative of FGMK will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Fees

          Set forth in the table below are audit fees and non-audit related fees billed to the Company by FGMK for professional services performed for the Company’s fiscal years ended December 31, 2013 and December 31, 2012:

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2013	$42,425	$2,175	$—	$—
2012	$15,128	$1,455	$—	$—

(1)

“Audit-Related Fees” are those fees billed to the Company by FGMK for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(2)	“Tax Fees” are those fees billed to the Company by FGMK in connection with tax consulting services, including primarily the review of the Company’s income tax returns.

(3)	“All Other Fees” are those fees billed to the Company by FGMK in connection with permitted non-audit services.

          During the fiscal years ended December 31, 2013 and December 31, 2012, no non-audit fees were paid to FGMK for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to the Company.

          The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which FGMK billed the Company for the fiscal years ended December 31, 2013 and December 31, 2012 were pre-approved by the Audit Committee.

Audit Committee Report

          As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and FGMK, the Company’s independent registered public accounting firm, the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2013. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with FGMK the matters required to be discussed by the Public Company Accounting Standards Board AU 380, Communication with Audit Committees, as amended.

          The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by FGMK. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by FGMK in order to assure that the provision of such service does not impair the firm’s independence.

          Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by FGMK to management.

          The Audit Committee received and reviewed the written disclosures and the letter from FGMK required by applicable requirements of the Public Company Accounting Oversight Board regarding FGMK’s communications with the Audit Committee concerning independence, and has discussed with FGMK its independence. The Audit Committee has reviewed the audit fees paid by the Company to FGMK. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting FGMK from performing services that might impair its independence.

          Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2013 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The Audit Committee also recommended the appointment of FGMK to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

Audit Committee Members:
Ronald Ruther, Chairman
William Pruitt
Marshall Goldberg

Required Vote

The affirmative vote of a majority of the votes cast at the meeting in person or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of FGMK LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

          THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF FGMK, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

SUBMISSION OF STOCKHOLDER PROPOSALS

          The Company’s Amended and Restated Bylaws require the Company to hold an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any stockholder that wishes to submit a proposal for consideration at a subsequent meeting of the stockholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

          Pursuant to the Company’s Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office on or before December 31, 2014. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Triton Pacific Investment Corporation, Inc., 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024, Attention: Corporate Secretary. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

          The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

AVAILABLE INFORMATION

          We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room. This information will also be available free of charge by contacting us at Triton Pacific Capital Corporation, 19077 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024 or by telephone at (310) 943-4990.

Householding of Proxy Materials

          In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

          If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Company by calling (310) 943-4990 or by writing to the Company, Attn: Secretary, 19077 Wilshire Blvd., Los Angeles, CA 90024. Similarly, you may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER
MANAGER AND SUB-ADMINISTRATOR

          Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, dealer manager and sub-administrator:

INVESTMENT ADVISER	INVESTMENT SUB-ADVISER	ADMINISTRATOR	DEALER MANAGER	SUB-ADMINISTRATOR

Triton Pacific Adviser, LLC 10877 Wilshire Blvd. 12th Floor Los Angeles, CA 90024	Sound Point Capital Management, LP 375 Park Avenue, 25th Floor, New York, NY 10152	TFA Associates, LLC 13807 Village Mill Dr. Suite 312 Midlothian, VA 23114	Triton Pacific Securities, LLC 10877 Wilshire Blvd. 12th Floor Los Angeles, CA 90024	The Bank of New York Mellon Trust Company, NA 525 William Penn Place, 8th Floor Pittsburgh, PA 15259

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND
RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE.

TRITON PACIFIC INVESTMENT CORPORATION
10877 Wilshire Blvd., 12th Floor
Los Angeles, California 90024
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 22, 2014

The undersigned hereby appoints Craig J. Faggen and Michael L. Carroll, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of Triton Pacific Investment Corporation, Inc., a Maryland corporation (the “Company”), to be held at 11:00 a.m., Pacific Time, on Thursday, May 22, 2014, at the offices of the Company located at 10877 Wilshire Blvd., 12th Floor, Los Angeles, California 90024, and any adjournments or postponements thereof (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned. The proxy statement and the accompanying materials are first being mailed to stockholders of record described below on or about April 30, 2014. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If no specification is made, the Shares will be voted FOR the proposal to elect each of the director nominees, and FOR the proposal to ratify the appointment of FGMK, LLP as the Company’s independent registered public accounting firm. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature

Signature

Date

Please refer to the Proxy Statement for a discussion of each matter.
IF THE PROXY IS SIGNED, SUBMITTED AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH OF THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Please mark box as shown in this example.	☒

1.	To elect the nominees specified below as Directors	FOR ALL	WITHHOLD ALL		FOR ALL EXCEPT*
		☐	☐		☐

(01) Craig J. Faggen		*	To withhold authority to vote for any individual nominee(s) write the name(s) of the nominee(s) in the box below.

(02) Ivan Faggen

(03) Ronald W. Ruther

(04) Marshall Goldberg

(05) William Pruitt

2.	To ratify the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.		FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN ON THE REVERSE SIDE